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                      CONSENT OF COOPERS & LYBRAND L.L.P.
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                      CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in this registration statement on Form S-3 (File No. 33-78956-A) of our report dated March 15, 1997, of our audits of the financial statements of Aquagenix, Inc. appearing in the Registrant's Annual Report on Form 10- KSB for the year ended December 31, 1996.


/s/ Coopers & Lybrand L.L.P.


COOPERS & LYBRAND L.L.P.
Miami, Florida
June 6, 1997